Exhibit 99.1 MRT-2359 KOL Webinar hosted by Cowen October 24, 2022 Guest Speakers Jordi Rodon Ahnert, M.D., Ph.D., Department of Investigational Cancer Therapeutics, Division of Cancer Medicine at MD Anderson Cancer Center Davide Ruggero, Ph.D., Professor, Department of Urology and Cellular & Molecular Pharmacology at UCSF; Helen Diller Family Endowed Chair in Basic Cancer Research

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MYC Transcription Factors are Undruggable Oncogenes

MYC family members are amongst the most dysregulated oncogenes in human cancer

- MYC family: c-MYC, N-MYC, and L-MYC
- MYC dysregulation is frequently associated with poor prognosis and unfavorable patient survival
- MYC up-regulation dysregulates key cellular processes (e.g. ribosome biogenesis and protein synthesis)
- MYC dependency is observed in many cancer types

Cells expressing high MYC are sensitive to MYC CRISPR KO


NSCLC – N-MYC
N-MYC dependency
Avana score
0.0
−0.5
−1.0
0
1
2
3
4
5
6
N-MYC mRNA expression
log2(1+TPM)
SCLC – L-MYC
L-MYC dependency
Avana score
0.0
−0.5
−1.0
0
2
4
6
8
10
L-MYC mRNA expression
log2(1+TPM)

DepMap data, each dot represents a cell line

Targeting enhanced translation induced by MYC represents an attractive alternative

3

Targeting Myc-driven Tumors and Their Addiction to Protein Translation 1 Addiction To sustain growth, MYC-driven tumors are addicted to protein translation 2 Dependency 1 This addiction creates a dependency on the translation termination factor GSPT1 3 3 Therapeutic vulnerability GSPT1 is a therapeutic vulnerability 2 of MYC-driven tumors which can be targeted using MGD 4

QuEEN™ Discovery Engine Facilitates the Discovery of MRT-2359 MRT-2359 is a potent Proprietary MGD library Rhapsody™ GSPT1 degrader Diverse library, rationally In silico ternary complex GSPT1 designed, using structural insights modelling using proprietary to engage a variety of degrons AI-powered algorithms Degron MRT-2359 CRBN in vitro data CRBN binding, K 113 nM i Ternary complex, EC < 7 nM 50 Degradation, DC 80 nM 50 5

MRT-2359 is a GSPT1-directed MGD with Favorable Drug-like Properties

MRT-2359 is a selective GSPT1-directed MGD


MRT-2359, µM - 0.3 3 30 30 30
Bortezomib - - - - + -
MLN-4924 - - - - - +
GSPT1
IKZF1
IKZF3
SALL4
ZFP91
CK1a
GAPDH

6hr post treatment in MM1S and Kelly (SALL4)


Proximity – Turbo ID
p-value
1E-009
1E-008
1E-007
1E-006
1E-005
1E-004
1E-003
1E-002
1E-001
GSPT1
GSPT2
-2.5 -2 -1.5 -1 -0.5 0 0.5 1 1.5 2 2.5
Protein fold-change; (log2)

1hr post treatment

MRT-2359 is orally bioavailable and has favorable ADMET profile

ADMET profile	
CYP DDIs	> 30 µM
hERG inhibition patch clamp	EC_{50} > 30 µM
Oral bioavailability all species	~50%

- MRT-2359 is neither an inhibitor, nor an inducer of major CYPs
- MRT-2359 doesn't inhibit hERG
- MRT-2359 is orally bioavailable

6

Preferential activity of MRT-2359 in MYC-Driven NSCLC Lines MRT-2359 induces GSPT1 degradation in all cell models, but N-MYC overexpression sensitizes show preferential antiproliferative activity in N-MYC high cell lines NCI-H2023 resistant cells to MRT-2359 GSPT1 degradation Viability Doxycycline-inducible N-MYC model 1.00 100 100 - Dox Wash-out 0.75 75 75 0.50 50 50 0.25 25 25 + Dox 0.00 0 0 Dox - + + 0.00010.001 0.01 0.1 1 10 100 0.0001 0.001 0.01 0.1 1 10 0.0001 0.001 0.01 0.1 1 10 Wash-out - - + MRT-2359,µM MRT-2359,µM MRT-2359,µM N-MYC GAPDH NCI-H2023 Dox-inducible MYC - Dox High N-MYC Low N-MYC NCI-H2023 Dox-inducible MYC + Dox NCI-H1155 NCI-H2023 NCI-H2023 Dox-inducible MYC + Dox wash-out ABC-1 NCI-H441 7 GSPT1 western blot at 6 hr (N-Myc high) and 24 hr (low). 72 hr viability assay (CTG) Incucyte, 96 hr post treatment GSPT1 (relative levels) Viability (%) Area under the curve (% to DMSO)

MRT-2359 Shows Preferential Activity in MYC High or Neuroendocrine (NE) Positive Cancer Lines N-MYC - NSCLC lines L-MYC - SCLC lines NE positive lung lines 125 125 125 100 100 100 75 75 75 50 50 50 25 25 25 0 0 0 0.00010.001 0.01 0.1 1 10 100 0.00010.001 0.01 0.1 1 10 100 0.00010.001 0.01 0.1 1 10 100 MRT-2359,µM MRT-2359,µM MRT-2359,µM High N-MYC Low N-MYC Low L-MYC Low NE High L-MYC High NE NCI-H810 NCI-H2405 NCI-H1836 NCI-H1155 NCI-H2023 NCI-H2286 NCI-H1770 NCI-H1693 ABC-1 NCI-H441 NCI-H1876 NCI-H196 All cell lines are L-MYC and N-MYC low 72 hr viability assay (CTG) 8 Viability (%) Viability (%) Viability (%)

MRT-2359 Shows Preferential Activity Compared to “Rapid” GSPT1 Degraders MRT-2359 ¨Rapid¨ GSPT1 degraders lack preferantial actvity in N-MYC high cell lines 100 100 100 75 75 75 50 50 50 25 25 25 0 0 0 0.00010.001 0.01 0.1 1 10 100 0.00010.001 0.01 0.1 1 10 100 0.00010.001 0.01 0.1 1 10 100 MRT-2359,µM CC-885,µM MRT-xxxx (rapid degrader),µM High N-MYC Low N-MYC • Differential activity can be optimized and is a funtion of selectivity and degradation NCI-H1155 NCI-H2023 dynamics ABC-1 NCI-H441 • High selectivity and intermediate fast degradation (6h – vs 1-2h to maximum degradation) lead to greater differential activity 9 72 hr viability assay (CTG) Viability (%) Viability (%) Viability (%)

Translation Initiation/Elongation Inhibitors Do Not Show Preferential Activity in MYC High NSCLC and SCLC Cell Lines

MRT-2359 shows preferentially activity in MYC high lung lines

Translation initiation and elongation inhibitors lack differential activity



MRT-2359
Initiation inhibitor
(eIF4Ai, Zotatifin)
Elongation inhibitor
(Homoharringtonine)
mTOR inhibitor
(rapamycin)
EC50 (nM)
10000
1000
100
10
1
N-MYC low
N-MYC high /NE
L-MYC low
L-MYC high /NE
NSCLC
SCLC

72 hr viability assay (CTG).

10

MRT-2359 Mechanism of Action

MRT-2359 Mechanism of Action in MYC-driven Tumors Synthetic lethality MRT-2359 impairs protein synthesis in MYC high lines Oncogene addiction MRT-2359 affects MYC and downstream in MYC high lines 12

MRT-2359 Impairs Protein Synthesis in N-MYC High NSCLC Cell Lines MRT-2359 induces ribosome stalling MRT-2359 rapidly and completely abrogates only in N-MYC high cell line protein synthesis only in N-MYC high cell line Peak density GSPT1 protein levels Puromycin incorporation 180 120 DMSO 160 MRT-2359 6 hr 100 MRT-2359 MRT-2359 MRT-2359 48 hr 140 DMSO 6 hr 48 hr 80 120 Low N-MYC 100 60 GSPT1 NCI-H2023 80 40 60 GAPDH 20 40 20 0 0 DMSO MRT-2359 0 10 20 30 40 50 60 70 80 90 Time (min) Peak density GSPT1 protein levels Puromycin incorporation 180 DMSO 120 160 MRT-2359 6 hr 140 100 120 MRT-2359 80 100 High N-MYC 6 hr DMSO 60 80 NCI-H1155 GSPT1 60 40 40 20 20 GAPDH 0 0 0 10 20 30 40 50 60 DMSO MRT-2359 Time (min) 13 Peak density Peak density Puromycin incorporation Puromycin incorporation

MRT-2359 Affects MYC and MYC Pathway in N-MYC High NSCLC Cell Lines

MRT-2359 induce GSPT1 degradation leading to N-MYC protein downregulation in NCI-H1155

Degradation of GSPT1 leads to downregulation of N-MYC transcriptional output in NCI-H1155

Low N-MYC
NCI-H2023



0
6 hr
24 hr
48hr
MRT-2359 (μM)
- 0.03 0.3 3
GSPT1
N-MYC
N-Myc *not detected*
Tubulin



Time course RNAseq
MYC targets gene set score
0
-5
-10
6 hr
24 hr
DMSO
0.1 μM
1 μM

High N-MYC
NCI-H1155



0
6 hr
24 hr
48hr
MRT-2359 (μM)
- 0.03 0.3 3
GSPT1
N-MYC
Tubulin



Time course RNAseq
MYC targets gene set score
0
-5
-10
6 hr
24 hr
DMSO
0.1 μM
1 μM

Transcriptional modulation of >200 MYC targets genes

14

MRT-2359 and Other Clinical Stage GSPT1 Degrader

MRT-2359 Shows Superior Characteristics Compared to Clinical GSPT1 Degrader

	Assay	MRT-2359	Clinical GSPT1 Degrader
in vitro			
in vitro	Selectivity (TMT Px, WB)	GSPT1, GSPT2	GSPT1, GSPT2, SALL4, FIZ1, RNF166, ODC1
in vitro	CYP DDI (2B6, 1A2, 2D6,3A4, 2C8,2C9, 2C19)	> 30 uM	CYP2C19 @ 1.5 uM
in vitro	hERG (patch clamp)	> 30 uM	5.3 uM
in vitro	CEREP	a1A > 50% @ 10 uM	M1/M2 > 50% @ 10 uM
in vitro	Caco2 (Efflux Ratio)	9	>100
in vivo	Route of Administration	PO	IV
Clinical	Development status	Ph I	Phase I/Ib
Clinical	Stratification	Myc high	None reported

* Comparison based on internal profiling. Selectivity based on internal data as well as data from DFCI Proteomic data base https://proteomics.fischerlab.org

16

Superior Activity of MRT-2359 in MYC-driven Cancer Cell Lines Low MYC High MYC Low MYC High MYC Low MYC High MYC Low MYC High MYC Lymphoma Lymphoma NSCLC SCLC NSCLC SCLC 17 * Comparison based on internal profiling MRT-2359 EC (nM) 50 Clinical GSPT1 Degrader EC (nM) 50

Preclinical Anti-tumor Activity of MRT-2359 in MYC-driven Animal Models

MRT-2359 Mouse-trial in NSCLC, SCLC and Lung NE Patient-derived Xenograft

Collection of PDX models



All models have been characterized by DNA and RNAseq

NSCLC


N-MYC mRNA expression
Log2 (TPM+1)
10
5
4
8
12
16
L-MYC mRNA expression
Log2 (TPM+1)

Selected 48 models

SCLC


N-MYC mRNA expression
Log2 (TPM+1)
10
5
4
8
12
16
L-MYC mRNA expression
Log2 (TPM+1)

Selected 20 models

Large cell NE carcinoma or NE lung cancer


Models
NE genes
Log_2 FPKM

Selected 10 models

Models selected across range of N-MYC and L-MYC mRNA expression levels or NE status were treated with:

- Vehicle
- MRT-2359 10 mg/kg PO QD

3 mice for each treatment group

19

MRT-2359 Demonstrates Preferential Anti-tumor Activity in MYC High or Neuroendocrine (NE) Lung Cancer PDXs NSCLC SCLC NE Lung Cancer Large cell NE carcinoma or NE lung cancer L-MYC and N-MYC low L-MYC or N-MYC high N-MYC and L-MYC low 20 MRT-2359 10 mg/kg, PO, QD

High Frequency of L-MYC and N-MYC Expression in NSCLC and SCLC from Real-world Data NSCLC SCLC 3053 samples 188 samples Demographic and Diseases Characteristic • There is no notable difference in the proportion of MYC high expressors across disease staging, gender or racial groups Treatment Outcomes • No statistically significant associations between MYC high status and treatment outcomes L-MYC mRNA expression Log2 (TPM+1) mRNA expression High N-MYC or L-MYC 21 Low N-MYC and L-MYC N-MYC mRNA expression Log2 (TPM+1)

Phase 1/2 Clinical Study

MRT-2359-001 Clinical Study Design Phase 2: Expansion Cohorts Phase 1: Dose Escalation Lung cancer (NSCLC & SCLC), DLBCL, high-grade neuroendocrine tumors, and N-/L-MYC amplified solid tumors MTD or RP2D NSCLC* – high N- or L-MYC expression Dose level X – low N- and L-MYC expression Dose level 4 Backfill SCLC* – high N- or L-MYC expression Dose level 3 Backfill – low N- and L-MYC expression Dose level 2 Backfill Dose level 1 Backfill Solid tumors – N- or L-MYC amplification Backfill slots for additional patients for each dose level * Efficacy guided stratification per N-/L-MYC expression 23

Clinical Sites

Clinical Site	PI	Expertise
MDACC	Dr. Rodon	Phase I/Lung
SCRI	Dr. Spigel	Lung
MSKCC	Dr. Choudhury	Phase I/Lung
DFCI	Dr. Janne	Lung
Mary Crowley CR	Dr. Barve	Phase I
START TX	Dr. Papadopoulos	Phase I
Honor Health	Dr. Tsai	Phase I
Indiana University	Dr. Opyrchal	Phase I

ClinicalTrials.gov Identifier: NCT05546268

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Thank You